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                                                                    EXHIBIT 99.1

COMPREHENSIVE CARE CORPORATION
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                              EMPLOYMENT AGREEMENT

         AGREEMENT made this 8th day of July, 1999, effective the 2nd day of July, 1999, by and between MaryJane Johnson, residing at 5825 Puerta Del Sol, Building 12, Unit 466, St. Petersburg, Florida (hereinafter referred to as the "Executive") and Comprehensive Care Corporation, a Delaware corporation with principal offices located at 4200 West Cypress, Suite 300, Tampa, Florida (hereinafter referred to as the "Company").

                              W I T N E S S E T H :

         WHEREAS, the Company, through its wholly-owned subsidiary corporations, is currently engaged in the principal business of (i) providing treatment programs for psychiatric disorders and chemical and drug dependence through freestanding and leased facilities and through provider networks and (ii) providing various managed behavioral health care services on a fee for service or through contract capitation agreements; and

         WHEREAS, the Executive is offered employment by the Company in the capacity as Executive Vice President; and

         WHEREAS, the Company and Executive desire to provide for the future continued employment of Executive upon the terms and conditions provided for herein;


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         NOW, THEREFORE, it is mutually agreed by and between the parties hereto as follows:

                                    ARTICLE I

                                   EMPLOYMENT

         Subject to and upon the terms and conditions of this Agreement, the Company hereby employs and agrees to continue the employment of the Executive, and the Executive hereby accepts such employment in her capacity as Executive Vice President and Chief Operating Officer of the Company and Chief Executive Officer of the Company's principal subsidiary, Comprehensive Behavioral Care, Inc. ("CBC"). Executive shall report to the Chairman and Chief Executive Officer of the Company.

                                   ARTICLE II

                                     DUTIES

         (A) Executive shall, during the term of her employment with the Company, and subject to the reasonable and good faith direction and control of the Company's Board of Directors, perform such duties and functions for the Company as she may be called upon to perform by the Board of Directors of the Company and of CBC during the term of this Agreement consistent with the position of Executive Vice President of the Company and Chief Executive Officer of CBC.

         (B) The Executive agrees to devote her best efforts to the performance of her duties for the Company and to render such services for any subsidiary corporations of the Company.


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         (C) The Executive shall perform, in conjunction with the Company's senior management, to the best of her ability the following services and duties for the Company and its subsidiary corporations (by way of example, and not by way of limitation):

                  (i) Those duties attendant to the position with the Company and of CBC for which she is hired;

                  (ii) Supervision of the clinical operations of the Company and of operations of CBC;

                  (iii) Strategic planning to preserve and enhance the Company's business;

                  (iv) Promotion of the relationships of the Company and its subsidiary corporation with their respective employees, customers, suppliers and others in the business and investment community.


                                   ARTICLE III

                                  STOCK OPTIONS

         Commencing in periodic reviews and subject to Executive being in the employ of the Company, Executive shall be granted annually options (the "Annual Stock Options") to purchase additional shares of the Company's Common Stock. The exercise price of the Annual Stock Options shall be equal to the Fair Market Value of the Common Stock on the date of grant. The Annual Stock Options shall be designated as non-incentive stock options to the extent eligible by law with


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the balance designated as non-qualified stock options. The Annual Stock Options shall be exercisable in accordance with the standard terms and conditions of the Company's stock option grants; provided, however, that such Annual Stock Options shall vest at the rate of 50% on the 6th month anniversary date of the grant and 50% on the first year anniversary date of the grant; and provided further, however, that the vesting of such Annual Stock Options shall accelerate upon the occurrence of a change in control as defined in subsection B(v) of Article IX. In the event that during the twelve (12) months following the grant of Annual Stock Options, Executive voluntarily terminates her employment with the Company or is terminated for cause as defined in subsection B(iii) of Article IX, then such Annual Stock Options shall be cancelled.


                                   ARTICLE IV

                    PRINCIPAL BUSINESS LOCATION OF EXECUTIVE

         Executive shall be based at the Company's corporate headquarters located in Tampa, Florida and shall undertake such travel as directed within or without the United States as is or may be reasonably necessary in the interests of the Company and its operating subsidiaries and the performance of her duties hereunder.


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                                    ARTICLE V

                                  COMPENSATION

         (A) Commencing the effective date of this Agreement and during the full term of this Agreement, Executive shall receive a base salary (the "Base Salary") at the rate of $175,000 per annum payable in equal bi-weekly increments or such other regular pay periods of the Company, with annual reviews by the Chairman and Board of Directors.

         (B) In addition to the Base Salary, Executive shall be eligible to earn an annual incentive bonus (the "Incentive Bonus") through Executive's participation in the Company's Annual Management Bonus Plan ("MBP Plan") with a target of $75,000 and maximum of $112,500 for achievement of company financial and non-financial individual objectives. This bonus amount will be based on 25% of individual performance against agreed upon objectives and on 75% of the Company's financial performance (based on net earnings). Actual pay-out will be based on the parameters of the Management Bonus Plan. Pay-out of this bonus will be as soon as reasonably possible after the closure of the books for the fiscal year.

         (B) The Company shall deduct from Executive's compensation all federal, state and local taxes which it may now or may hereafter be required to deduct.

         (C) Executive may receive such other bonuses or additional compensation as may be determined from time to time by the Board of Directors in its sole discretion.


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         (E) If the Executive continues as an active employee for the period through December 31, 2000, the Executive will be eligible to receive at the end of this period, a Retention Bonus equal to the higher of $150,000, or 85% of the then current Base Salary, provided that:

                  (i) the Company maintains financial viability as is evidenced by the timely filing of 10(k) reports from the present day through and including the filing date for the 2000 fiscal year, and

                  (ii) if not in active service throughout the period that such termination of employment is involuntary and not for cause as defined in Article IX(B)(iii), and

                  (iii) in the event of a Change in Control, defined in Article IX(B)(v), the right to the Retention Bonus will become immediately vested and will be paid at the end of the year in which the Change in Control occurred.

                                   ARTICLE VI

                                    BENEFITS

         (A) During the term hereof, (i) the Company shall provide Executive with standard health insurance, life insurance and disability insurance as generally offered and made available to executive officers of the Company, and upon the same terms and conditions as provided to other executive officers of the Company; (ii) Executive shall be reimbursed by the Company, upon presentation of appropriate vouchers, for all reasonable business expenses incurred by the Executive on behalf of the Company, consistent with the Company's expense reimbursement policies.


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          (B) Executive shall be entitled to three weeks of paid vacation during each 12-month period of employment, to be accrued in accordance with the Company's vacation policies and to be taken at such times as not to interfere with projects then in process. Additionally, during the term hereof, Executive shall be accorded such leave and holidays generally made available to other executive officers of the Company.


                                   ARTICLE VII

                                 NON-DISCLOSURE

         The Executive shall not, at any time during or after the termination of her employment hereunder, except when acting on behalf of and with the authorization of the Company, make use of or disclose to any person, corporation, or other entity, for any purpose whatsoever, any trade secret or other confidential information concerning the Company's business, finances, marketing information, managed care business, plans and programs, contract proposals, psychiatric and dependence operations, and information relating to any managed care, capitation, sales or marketing programs of the Company (collectively referred to as the "Proprietary Information"). For the purposes of this Agreement, trade secrets and confidential information shall mean information disclosed to the Executive or known by her solely as a consequence of her employment by the Company, whether or not pursuant to this Agreement, and not generally known (other than as disclosed by any person in breach of any obligation of confidentiality to the Company) in the industry, concerning the business, finances, methods, operations, marketing information, and


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information relating to the sales and marketing of the Company. The foregoing is intended to be confirmatory of the statutory law and common law of the state of California relating to trade secrets and confidential information.


                                  ARTICLE VIII

                              RESTRICTIVE COVENANT

         (A) In the event of the voluntary termination of employment with the Company by Executive, Executive agrees that she will not, for a period of one
(1) year following such termination, directly or indirectly enter into or become associated with or engage in any other business (whether as a partner, officer, director, shareholder, employee, consultant, or otherwise), which business is primarily involved in the business of developing, marketing, owning or operating facilities providing managed behavioral health care programs on a contract or capitated basis.

         (B) In furtherance of the foregoing, Executive shall not during the aforesaid period of non-competition, directly or indirectly, in competition with the Company, solicit any management person who was employed by the Company or solicit any provider, insurer or group through, from or with which the Company transacted any managed health care business. The foregoing shall not be deemed or construed to prevent Executive from soliciting any consultant or advisor to the Company for any project that Executive may participate in which is not in violation of this Article VIII.


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         (C) If any court shall hold that the duration of non-competition or any other restriction contained in this paragraph is unenforceable, it is our intention that same shall not thereby be terminated but shall be deemed amended to delete therefrom such provision or portion adjudicated to be invalid or unenforceable or in the alternative such judicially substituted term may be substituted therefor.

                                   ARTICLE IX

                              TERM AND TERMINATION

         (A) This Agreement shall commence on the date hereof and end as of the date of termination of employment.

         (B) This Agreement may be terminated prior to the expiration of its term as follows:

                  (i) upon the mutual agreement of the Company and Executive.

                  (ii) upon the death or permanent disability of Executive, in which case Executive shall be entitled to all Base Salary through the date of termination. For the purposes of the foregoing, permanent disability shall be the inability of Executive to attend to her usual duties for a period of two (2) months in any 12 month period of the term or sixty (60) consecutive calendar days.

                  (iii) for cause by the Company, in which case Executive shall only be entitled to her Base Salary through the date of termination. For the purpose of the foregoing, cause


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         shall be (a) a breach or default in the performance by Executive of any of her material obligations under this Agreement, which breach or default is not cured within ten (10) business days following written notice thereof to Executive, or (b) the commission by Executive of any act resulting in or intending to result in her personal gain or enrichment at the expense of the Company, or the commission by Executive of any felony or misdemeanor or act involving moral turpitude.

                  (iv) by the Company without cause, in which case Executive shall be entitled to an amount equal to twelve (12) months of her Base Salary in effect at the time of termination, payable in salary continuation or lump sum in accordance with Company practice.

                  (v) by the Executive if, at any time during the term, as a result of a change in control of the Company shall have occurred, in which case Executive shall be entitled to an amount equal to twelve
         (12) months of her Base Salary in effect at the time of termination plus a pro-rata portion of her Incentive Bonus at target for the period of the beginning of the fiscal year through date of termination, payable in salary continuation or lump sum in accordance with Company practice. For the purpose of the foregoing, a change in control shall occur in the event the Company enters into any agreement involving the sale of a controlling interest in the Company or the sale by the Company of all or substantially all of its assets to any other entity, or the merger of the Company into and with another entity in


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         which the Company is not the survivor, or in which the Company is not the controlling shareholder. In the event of termination by Executive under this subparagraph, Executive shall be entitled to receive, as a special severance benefit, all options granted to Executive and which shall not have heretofore vested, shall immediately vest and become presently exercisable.

                                    ARTICLE X

                         TERMINATION OF PRIOR AGREEMENTS

         This Agreement sets forth the entire agreement between the parties and supersedes all prior agreements between the parties, whether oral or written, which are merged herein.

                                   ARTICLE XI

                                   ARBITRATION

         Any dispute arising out of the interpretation, application and/or performance of this Agreement shall be settled through final and binding arbitration before a single arbitrator in Newport Beach, California in accordance with the commercial rules of the American Arbitration Association. The arbitrator shall be selected by the Association and shall be an attorney at law experienced in the field of corporate law. Any judgment upon any arbitration award may be entered in any court, federal or state, having competent jurisdiction of the parties.


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                                   ARTICLE XII

                                  SEVERABILITY

         If any provision of this Agreement shall be held invalid and unenforceable, the remainder of this Agreement shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall remain in full force and effect in all other circumstances.

                                  ARTICLE XIII

                                     NOTICE

         All notices required to be given under the terms of this Agreement shall be in writing and shall be deemed to have been duly given only if delivered to the addressee in person or mailed by certified mail, return receipt requested, as follows:

         If to the Company:     Comprehensive Care Corporation
                                1111 Bayside Drive, Suite 100
                                Corona del Mar, California 92625
                                Attention: Chairman

         If to the Executive:   5825 Puerta Del Sol
                                Building 12
                                Unit 466
                                St. Petersburg, Florida   34232


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or to any such other address as the party to receive the notice shall advise by due notice given in accordance with this paragraph.


                                   ARTICLE XIV

                                     BENEFIT

         This Agreement shall inure to, and shall be binding upon, the parties hereto, the successors and assigns of the Company, and the heirs and personal representatives of the Executive.

                                   ARTICLE XV

                                     WAIVER

         The waiver by either party of any breach or violation of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of construction and validity.


                                   ARTICLE XVI

                                  GOVERNING LAW

         This Agreement has been negotiated and executed in the State of California, and California law shall govern its construction and validity.


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                                  ARTICLE XVII

                                ENTIRE AGREEMENT

         This Agreement contains the entire agreement between the parties hereto. No change, addition or amendment shall be made hereto, except by written agreement signed by the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement and affixed their hands and seals the day and year first above written.

(Corporate Seal)                    COMPREHENSIVE CARE CORPORATION


                                    By:  /s/ CHRISS W. STREET
                                       -----------------------------------------
                                       Name:   Chriss W. Street
                                       Title:  Chairman, President and
                                               Chief Executive Officer


                                    /s/ MARYJANE JOHNSON
                                    --------------------------------------------
                                           MARYJANE JOHNSON  (Executive)


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